Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the “Amendment”) is made and entered into as of April 12, 2019 (the “Effective Date”), by and between HealthLynked Corp., a Nevada corporation (the “Parent”), HLYK Florida, LLC, a Florida limited liability company (the “Company”), Hughes Center for Functional Medicine, P.A. (the “Target”), and Pamela A. Hughes, D.O. (the “Seller”).

WHEREAS, Parent, Company, Target, and Seller are parties to an Agreement and Plan of Merger, dated January 15, 2019 (the “Agreement”) pursuant to which the parties intend to effect a merger of Target with and into Company, upon which time Target will cease to exist and Company will continue as the survive entity and wholly owned subsidiary of Parent; and

WHEREAS, the parties have agreed to amend the terms of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, the parties do hereby agree as follows:

1.	Sections 5.1 and 5.2 of the Agreement shall be and are hereby deleted in its entirety and replaced with the following:

5.1.	$500,000 payable at the Closing, as defined below;

5.2.	3,968,254 common shares of Parent with an aggregate value of $1,000,000 (valued at $0.252 per common share) shall be issued to the Seller at the Closing;

2.	Except as otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect, and the terms of this Amendment shall be deemed a part of the Agreement as if fully set forth therein. To the extent any provision of this Amendment is inconsistent or shall conflict with any provision in the Agreement, the terms of this Amendment shall prevail.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Transmission of images of signed signature pages by facsimile, e-mail, or other electronic means shall have the same effect as the delivery of manually signed documents in person.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

COMPANY:		SELLER:

HLYK FLORIDA, LLC		PAMELA A. HUGHES, D.O.

By:	/s/ George O’Leary	/s/ Pamela A. Hughes D.O.
Name:	George O’Leary	Pamela A. Hughes, D.O., individually
Title:	CFO

PARENT:		TARGET:

HEALTHLYNKED CORP.		HUGHES CENTER FOR FUNCTIONAL MEDICINE, P.A.

By:	/s/ George O’Leary	By:	/s/ Pamela A. Hughes D.O.
Name:	George O’Leary	Name:	Pamela A. Hughes D.O.
Title:	CFO	Title:	Physician/Owner

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